EXECUTION COPY


                         SIXTH ISSUER MASTER DEFINITIONS
                            AND CONSTRUCTION SCHEDULE


                            DATED 18TH NOVEMBER, 2004



                         PERMANENT FINANCING (NO. 6) PLC
























                                  ALLEN & OVERY

                                ALLEN & OVERY LLP

                                     LONDON

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                                    CONTENTS

CLAUSE                                                                      PAGE

1.    Definitions..............................................................3
2.    Interpretation and Construction.........................................41
3.    Governing Law and jurisdiction..........................................44

Signatories...................................................................45


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THIS SIXTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on 18/th/ November, 2004 by:

(1)  ALLEN & OVERY LLP of One New Change, London EC4M 9QQ; and

(2) SIDLEY AUSTIN BROWN & WOOD of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA.

1.   DEFINITIONS

     ADDITIONAL AMOUNT means for each Interest Period and Additional Margin Trigger Event, if any, the aggregate of the products, for each day in that Interest Period that such Additional Margin Trigger Event is continuing, or with respect to the Additional Margin Trigger Event in clause (b) and (c) of the definition thereof, for each day in that Interest Period after the date on which such Additional Margin Trigger Event has occurred, of:

     (a)  the Additional Margin applicable to that Additional Margin Trigger
          Event,

     (b)  1/365,

     (c) if the Additional Margin Trigger Event in clause (d) of the definition thereof is the only event then continuing, the product of (i) the total amount of the principal repayment obligations outstanding under the relevant liquidity facilities divided by the total amount available for drawing under such relevant liquidity facilities and
          (ii) 102/100, and

     (d) the Principal Amount Outstanding of the Series 3 Class A Sixth Issuer Notes as of the first day of such Interest Period;

     ADDITIONAL INTEREST has the meaning given in Condition 4(B) of the Sixth Issuer Notes;

     ADDITIONAL MARGIN means:

     (a) 0.25% per annum for as long as the Additional Margin Trigger Event in clause (a) of the definition thereof has occurred and is continuing; or

     (b) 0.25% per annum if the Additional Margin Trigger Event in clause (b) of the definition thereof has occurred and thereafter until the Series 3 Class A Sixth Issuer Notes are paid in full; or

     (c) 0.25% per annum if the Additional Margin Trigger Event in clause (c) of the definition thereof has occurred and thereafter until the Series 3 Class A Sixth Issuer Notes are paid in full; or

     (d) up to 0.05% per annum for as long as the Additional Margin Trigger Event in clause (d) of the definition thereof has occurred and is continuing;

     provided that if more than one Additional Margin Trigger Event has occurred and is continuing, the Additional Margin shall be 0.25% per annum;

     ADDITIONAL MARGIN TRIGGER EVENT means:

     (a) at any time the Series 3 Class A Sixth Issuer Notes are (i) rated below AA- by S&P or Aa3 by Moody's and (ii) held by an asset-backed commercial paper conduit, or an

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          entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc, which holder has outstanding obligations to repay a drawdown under one or more liquidity facilities; or

     (b) at any time the Series 3 Class A Sixth Issuer Notes (i) are rated below AA- by S&P or Aa3 by Moody's and (ii) following such downgrade, have been transferred to a liquidity provider for an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc, by such conduit or entity of the Series 3 Class A Sixth Issuer Notes in consideration of the cancellation of such conduit or entity's outstanding obligations to such liquidity provider; or

     (c) at any time a change in the law or regulations of the United Kingdom becomes effective as a consequence of which there is an adverse change in the regulatory treatment for HBOS plc in respect of the Series 3 Class A Sixth Issuer Notes whilst such note is held by an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc; or

     (d) at any time the Series 3 Class A Sixth Issuer Notes are held by an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc, which holder has outstanding obligations to repay a drawdown under one or more liquidity facilities and such drawdowns were not made as a result of the occurrence of the Additional Margin Trigger Events set forth in the previous paragraphs;

     ADDITIONAL SIXTH ISSUER ACCOUNT means a Sixth Issuer Non-Sterling Account and/or a Sixth Issuer Sterling Account as the context requires;

     AGENT BANK means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA, or such other person for the time being acting as agent bank under the Sixth Issuer Paying Agent and Agent Bank Agreement;

     AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

     ARRANGER means HBOS Treasury Services PLC;

     AUDITORS means KPMG Audit Plc of 1 Canada Square, Canary Wharf, London E14 5AG or such other internationally recognised independent firm of auditors selected from time to time by the Sixth Issuer with the prior consent of the Note Trustee;

     AUTHORISED DENOMINATIONS means denominations (in either global or definitive form) of, in the case of the Series 1 Class A Sixth Issuer Notes, the Series 1 Class B Sixth Issuer Notes, the Series 1 Class C Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, [USD]1,000 or [USD]10,000 and integral multiples thereof; in the case of the Series 4 Class A Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 4 Class C Sixth Issuer Notes, [EUR]500,000 and integral multiples thereof; in the case of the Series 3 Class A Sixth Issuer Notes, the Series 3 Class B Issuer Notes, the Series 3 Class C Sixth Issuer Notes, the Series 5 Class A Sixth Issuer Notes, the Series 5 Class B Sixth Issuer Notes, and the Series 5 Class C Sixth Issuer Notes, [GBP]1,000 or [GBP]10,000 and integral multiples thereof, and in any case such denominations (in each case) as the Note Trustee shall determine (which, in the case of the Series 4 Sixth Issuer Notes must be higher than [EUR]500,000) and notify to the relevant Sixth Issuer Noteholders;

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     AUTHORISED INVESTMENTS means:

     (a)  Sterling gilt-edged securities; and

     (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the FSMA 2000) are rated A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or their equivalents by three other internationally recognised rating agencies;

     AUTHORISED SIGNATORY means any authorised signatory referred to in any Sixth Issuer Account Mandate;

     BASIC TERMS MODIFICATION has the meaning given in PARAGRAPH 5 of SCHEDULE 4 to the Sixth Issuer Trust Deed;

     BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Sixth Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

     BUSINESS DAY means a day which is a London Business Day, a New York Business Day and a TARGET Business Day;

     CLASS A SIXTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Sixth Issuer and the Security Trustee declaring the Class A Sixth Issuer Notes to be due and repayable pursuant to CONDITION 9(A) of the Sixth Issuer Notes;

     CLASS B SIXTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Sixth Issuer and the Security Trustee declaring the Class B Sixth Issuer Notes to be due and repayable pursuant to CONDITION 9(B) of the Sixth Issuer Notes;

     CLASS C SIXTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Sixth Issuer and the Security Trustee declaring the Class C Sixth Issuer Notes to be due and repayable pursuant to CONDITION 9(C) of the Sixth Issuer Notes;

     CLASS A SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Class A Sixth Issuer Notes;

     CLASS B SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Class B Sixth Issuer Notes;

     CLASS C SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Class C Sixth Issuer Notes;

     CLASS A SIXTH ISSUER NOTES means the Series 1 Class A Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 3 Class A Sixth Issuer Notes, the Series 4 Class A Sixth Issuer Notes and the Series 5 Class A Sixth Issuer Notes;

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     CLASS B SIXTH ISSUER NOTES means the Series 1 Class B Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 5 Class B Sixth Issuer Notes;

     CLASS C SIXTH ISSUER NOTES means the Series 1 Class C Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, the Series 3 Class C Sixth Issuer Notes, the Series 4 Class C Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes;

     CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

     COMMON DEPOSITORY means Citibank, N.A., in its capacity as common depository for Euroclear and Clearstream, Luxembourg;

     CONDITIONS or TERMS AND CONDITIONS means the terms and conditions of the Sixth Issuer Notes set out in the SCHEDULE 3 to the Sixth Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Sixth Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

     CURRENCY SWAP AGREEMENTS means the Series 1 Class A Sixth Issuer Swap Agreement, the Series 1 Class B Sixth Issuer Swap Agreement, the Series 1 Class C Sixth Issuer Swap Agreement, the Series 2 Class A Sixth Issuer Swap Agreement, the Series 2 Class B Sixth Issuer Swap Agreement, the Series 2 Class C Sixth Issuer Swap Agreement, the Series 4 Class A Sixth Issuer Swap Agreement, the Series 4 Class B Sixth Issuer Swap Agreement and the Series 4 Class C Sixth Issuer Swap Agreement;

     CURRENCY SWAP PROVIDER means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and CURRENCY SWAP PROVIDERS means all of them;

     CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

     DEFAULTING PARTY has the meaning given to it in the Sixth Issuer Swap Agreements;

     DEFERRED INTEREST has the meaning given in CONDITION 4(B) of the Sixth Issuer Notes;

     DEFINITIVE SIXTH ISSUER NOTES means the Dollar Definitive Sixth Issuer Notes and the Reg S Definitive Sixth Issuer Notes;

     DESIGNATED SUBSIDIARY has the meaning given in CLAUSE 2.2 of the Sixth Issuer Post-Enforcement Call Option Agreement;

     DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of the Sixth Issuer Notes and the Sixth Issuer Closing Date;

     DOLLAR CURRENCY EXCHANGE RATE means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars under the relevant Dollar Currency Swap or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

     DOLLAR CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Dollar Currency Swaps to be entered into on or before the Sixth

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     Issuer Closing Date between the Sixth Issuer, the relevant Dollar Currency
     Swap Provider and the Security Trustee (as the same may be amended and/or supplemented from time to time);

     DOLLAR CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

     DOLLAR CURRENCY SWAP PROVIDERS means the Series 1 Sixth Issuer Swap Provider and the Series 2 Sixth Issuer Swap Provider;

     DOLLAR CURRENCY SWAPS means the Sterling-Dollar currency swaps which enable the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Sixth Issuer Notes and the Series 2 Sixth Issuer Notes in Dollars;

     DOLLAR DEFINITIVE SIXTH ISSUER NOTES means the Series 1 Class A Definitive Sixth Issuer Notes, the Series 1 Class B Definitive Sixth Issuer Notes, the Series 1 Class C Definitive Sixth Issuer Notes, the Series 2 Class A Definitive Sixth Issuer Notes, the Series 2 Class B Definitive Sixth Issuer Notes and the Series 2 Class C Definitive Sixth Issuer Notes;

     DOLLAR GLOBAL SIXTH ISSUER NOTES means the Series 1 Class A Global Sixth Issuer Note, the Series 1 Class B Global Sixth Issuer Note, the Series 1 Class C Global Sixth Issuer Note, the Series 2 Class A Global Sixth Issuer Note, the Series 2 Class B Global Sixth Issuer Note and the Series 2 Class C Global Sixth Issuer Note;

     DOLLAR INTEREST DETERMINATION DATE means two London Business Days before the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding Business Day);

     EURIBOR will be determined by the Agent Bank on the following basis:

     (a) on the Euro Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to prime banks in the Euro-zone inter-bank market for three-month euro deposits of [EUR]10,000,000 (or, in the case of the first Interest Period, a linear interpolation of such arithmetic means for two-week and one-month euro deposits).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248 or, if the Moneyline Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Sixth Issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made at or about
          11.00 a.m., Brussels time, on that date. This is called the screen rate for the Series 4 issuer notes;

     (b) if, on any such Euro Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for euro

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               deposits of the equivalent amount, and for the relevant period, in the Euro-zone inter-bank market as at or about 11.00 a.m. (Brussels time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Euro Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Euro Interest Determination Date, fewer than two Reference Banks provide offered quotations, the Agent Bank will consult with the Note Trustee and the Sixth Issuer for the purpose of agreeing a total of two banks in the Euro-zone inter-bank market to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the offered quotations as calculated in paragraph (b). If no such banks are agreed or such agreed banks do not provide such offered quotations then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     DOLLAR SIXTH ISSUER NOTES means the Dollar Global Sixth Issuer Notes and the Dollar Definitive Sixth Issuer Notes, as applicable;

     EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

     EURO CURRENCY EXCHANGE RATE means the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro under the Euro Currency Swap or, if there is no Euro Currency Swap Agreement in effect at such time, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro on the foreign exchange markets;

     EURO CURRENCY SWAPS means the Sterling-Euro currency swaps which enable the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class A Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 4 Class C Sixth Issuer Notes;

     EURO CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Euro Currency Swaps to be entered into on or before the Sixth Issuer Closing Date between the Sixth Issuer, the Euro Currency Swap Providers and the Security Trustee (as the same may be amended and/or supplemented from time to time);

     EURO CURRENCY SWAP PROVIDERS means the Series 4 Sixth Issuer Swap Provider;

     EURO CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where the Euro Currency Swap Provider is the Defaulting Party;

     EURO DEFINITIVE SIXTH ISSUER NOTES means the Series 4 Class A Definitive Sixth Issuer Notes, the Series 4 Class B Definitive Sixth Issuer Notes and the Series 4 Class C Definitive Sixth Issuer Notes;

     EURO GLOBAL SIXTH ISSUER NOTES means the Series 4 Class A Global Sixth Issuer Note, the Series 4 Class B Global Sixth Issuer Note and the Series 4 Class C Global Sixth Issuer Note;

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     EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

     EURO SIXTH ISSUER NOTE means Euro Global Sixth Issuer Notes and the Euro Definitive Sixth Issuer Notes, as applicable;

     EVENT OF DEFAULT means an event of default pursuant to CONDITION 9 of the Sixth Issuer Note Conditions;

     EXCESS SWAP COLLATERAL means an amount (which will be transferred directly to the relevant Sixth Issuer Swap Provider in accordance with the relevant Sixth Issuer Swap Agreement) equal to the value of the collateral (or the applicable part of any collateral) provided by any Sixth Issuer Swap Provider to the Sixth Issuer in respect of that Sixth Issuer Swap Provider's obligations to transfer collateral to the Sixth Issuer under the relevant Sixth Issuer Swap Agreement which is in excess of that Sixth Issuer Swap Provider's liability under the relevant Sixth Issuer Swap Agreement as at the date of termination of the relevant Sixth Issuer Swap Agreement or which it is otherwise entitled to have returned to it under the terms of the relevant Sixth Issuer Swap Agreement;

     EXCHANGE RATE means the exchange rate set out in each Currency Swap Agreement dated on or about the Sixth Issuer Closing Date;

     EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 23 of
     SCHEDULE 4 to the Sixth Issuer Trust Deed;

     FINAL MATURITY DATE means in respect of:

     (a) the Series 1 Class A Sixth Issuer Notes, the Interest Payment Date falling in September 2005;

     (b) the Series 2 Class A Sixth Issuer Notes, the Interest Payment Date falling in December 2011;

     (c) the Series 3 Class A Sixth Issuer Notes, the Interest Payment Date falling in September 2032;

     (d) the Series 4 Class A Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (e) the Series 5 Class A1 Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (f) the Series 5 Class A2 Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (g) the Series 1 Class B Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (h) the Series 2 Class B Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (i) the Series 3 Class B Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

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     (j)  the Series 4 Class B Sixth Issuer Notes, the Interest Payment Date
          falling in June 2042;

     (k) the Series 5 Class B Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (l) the Series 1 Class C Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (m) the Series 2 Class C Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (n) the Series 3 Class C Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     (o) the Series 4 Class C Sixth Issuer Notes, the Interest Payment Date falling in June 2042; and

     (p) the Series 5 Class C Sixth Issuer Notes, the Interest Payment Date falling in June 2042;

     FINAL REDEMPTION means the date on which all moneys and other liabilities for the time being due or owing by the Sixth Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

     FINAL REPAYMENT DATE means in respect of:

     (a) the Sixth Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in September 2005;

     (b) the Sixth Issuer Series 2 Term AAA Advances, the Interest Payment Date falling in December 2011;

     (c) the Sixth Issuer Series 3 Term AAA Advances, the Interest Payment Date falling in September 2032;

     (d) the Sixth Issuer Series 4 Term AAA Advance, the Interest Payment Date falling in June 2042;

     (e) the Sixth Issuer Series 5A1 Term AAA Advance, the Interest Payment Date falling in June 2042;

     (f) the Sixth Issuer Series 5A2 Term AAA Advance, the Interest Payment Date falling in June 2042;

     (g) the Sixth Issuer Series 1 Term AA Advance, the Interest Payment Date falling in June 2042;

     (h) the Sixth Issuer Series 2 Term AA Advance, the Interest Payment Date falling in June 2042;

     (i) the Sixth Issuer Series 3 Term AA Advance, the Interest Payment Date falling in June 2042;

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     (j)  the Sixth Issuer Series 4 Term AA Advance, the Interest Payment Date
          falling in June 2042;

     (k) the Sixth Issuer Series 5 Term AA Advance, the Interest Payment Date falling in June 2042;

     (l) the Sixth Issuer Series 1 Term BBB Advance, the Interest Payment Date falling in June 2042;

     (m) the Sixth Issuer Series 2 Term BBB Advance, the Interest Payment Date falling in June 2042;

     (n) the Sixth Issuer Series 3 Term BBB Advance, the Interest Payment Date falling in June 2042;

     (o) the Sixth Issuer Series 4 Term BBB Advance, the Interest Payment Date falling in June 2042; and

     (p) the Sixth Issuer Series 5 Term BBB Advance, the Interest Payment Date falling in June 2042;

     FINANCIAL ADVISER means any financial adviser selected by the Security Trustee to give such financial advice in relation to the Sixth Issuer Notes as the Security Trustee may request from time to time;

     FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

     FINANCIAL YEAR means, in the case of the Sixth Issuer, each twelve-month period ending on the last day of the calendar year;

     FITCH means Fitch Ratings Limited and any successor to its ratings business;

     FSMA 2000 or FSMA means the Financial Services and Market Act 2000 (as amended from time to time);

     GLOBAL SIXTH ISSUER NOTES means the global notes issued in respect of the Sixth Issuer Notes, in the form of the Dollar Global Sixth Issuer Notes and the Reg S Global Sixth Issuer Notes;

     HBOSTS SUBSCRIPTION AGREEMENT means a subscription agreement relating to the sale of the Series 5 Class A1 Sixth Issuer Notes, dated 5th November, 2004 between Funding 1, Halifax, the Mortgages Trustee, the Sixth Issuer and HBOSTS as amended and restated on 15th November, 2004;

     HBOSTS means HBOS Treasury Services plc;

     INDEPENDENT CERTIFICATES means certificates of independent parties furnished by the Sixth Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

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     INITIAL RELEVANT SCREEN RATE means:

     (a) in respect of the Series 1 Sixth Issuer Notes and the Series 2 Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-week Dollar deposits and the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee; or

     (b) in respect of the Series 4 Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for two-week Euro deposits and the arithmetic mean of the offered quotations to prime banks for one-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee; or

     (c) in respect of the Series 3 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-week Sterling deposits and the arithmetic mean of the offered quotations to leading banks for one-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee;

     INTEREST AMOUNT means the amount of interest payable on each Sixth Issuer
     Note in respect of the relevant Interest Period;

     INTEREST DETERMINATION DATE means the Sterling Interest Determination Date, the Euro Interest Determination Date and the Dollar Interest Determination Date (as applicable);

     INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date;

     INTEREST PERIOD means:

     (a) in respect of interest payments made in respect of the Sixth Issuer Notes (other than the Series 1 Class A Sixth Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Sixth Issuer Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date; and

     (b) in respect of the Series 1 Class A Sixth Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Sixth Issuer Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Sixth Issuer Security in accordance with the Sixth Issuer Deed of Charge (and, for purposes of the Series 1 Class A Sixth Issuer Swap,

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          following the first interest period), the Interest Period for the
          Series 1 Class A Sixth Issuer Notes will be the quarterly period from (and including) the immediately preceding Quarterly Interest Payment Date to have occurred to (but excluding) the 10th day of the then next to occur of March, June, September or December (or, if such day is not a Business Day, the next succeeding Business Day) and thereafter will be the quarterly period from (and including) such date to (but excluding) the 10th day of the then first to occur of March, June, September or December in each year.

     ISSUER ORDER means a written order or request signed in the name of the Sixth Issuer by two directors of the Sixth Issuer;

     ISSUER'S CERTIFICATE means a certificate signed in the name of the Sixth Issuer by two directors of the Sixth Issuer;

     JOINT LEAD UNDERWRITERS means:

     (a)  Citigroup Global Markets Limited;

     (b)  Credit Suisse First Boston (Europe) Limited; and

     (c)  Deutsche Bank Securities Inc.;

     LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Sixth Issuer Closing Date from the Principal Paying Agent and the Sixth Issuer;

     LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

     LONDON STOCK EXCHANGE means the London Stock Exchange plc;

     MANAGERS means, Citigroup Global Markets Limited, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, HBOS Treasury Services plc, ABN Amro Bank N.V., London Branch, IXIS Corporate and Investment Bank and J.P. Morgan Securities Ltd;

     MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated on or about 18th November, 2004, as the same may be further amended, restated and supplemented from time to time;

     MOODY'S means Moody's Investors Service Limited and any successor to its rating business;

     NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in the city of New York;

     NOTE DETERMINATION DATE means two Business Days prior to each Interest Payment Date;

     NOTE EVENT OF DEFAULT means an event of default pursuant to CONDITION 9 of the Sixth Issuer Notes;

     NOTEHOLDERS means the holders for the time being of the Sixth Issuer Notes;

     NOTE PRINCIPAL PAYMENT means the amount of each principal payment payable on each Note;

     NOTE TRUSTEE means The Bank of New York having its principal office at One Canada Square, London E14 5AL acting as Note Trustee under the terms of the Sixth Issuer Trust Deed, or such other person as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the Sixth Issuer Trust Deed;

     NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with CONDITION 15 of the Sixth Issuer Notes;

     OFFICERS' CERTIFICATE means an officers certificate furnished by the Sixth Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

     ONE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

     (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class A Sixth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for dollar deposits for one-month dollar deposits. The One-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for the two-week and one-month dollar deposits (rounded upwards, if necessary, to five decimal places).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Sixth Issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made as at or about
          11.00 a.m., London time, on that date;

     (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Sixth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     OPINION OF COUNSEL means an opinion of counsel furnished by the Sixth Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

     OPTION has the meaning given to it in CLAUSE 2.2 of the Sixth Issuer Post-Enforcement Call Option Agreement;

     OPTION EXERCISE DATE has the meaning ascribed to that expression in CONDITION 10 of the Sixth Issuer Notes and CLAUSE 2.1 of the Sixth Issuer Post-Enforcement Call Option Agreement;

     PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

     POOL FACTOR has the meaning given to it in CONDITION 5(C) of the Sixth Issuer Notes;

     POTENTIAL NOTE EVENT OF DEFAULT has the same meaning as POTENTIAL SIXTH ISSUER EVENT OF DEFAULT;

     POTENTIAL SIXTH ISSUER EVENT OF DEFAULT or POTENTIAL SIXTH ISSUER NOTE EVENT OF DEFAULT means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute a Sixth Issuer Event of Default;

     PRINCIPAL AMOUNT OUTSTANDING has the meaning set out in CONDITION 5(C) of the Sixth Issuer Notes;

     PRINCIPAL PAYING AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as principal paying agent in the United Kingdom pursuant to the Sixth Issuer Paying Agent and Agent Bank Agreement;

     PROSPECTUS means the prospectus dated 5/th/ November, 2004 in relation to the issue of the Sixth Issuer Notes;

     PURCHASE OPTION has the meaning given to is in CONDITION 5(F) of the Sixth Issuer Notes;

     QUARTERLY INTEREST PAYMENT DATE means in respect of the Sixth Issuer Notes (other than the Series 1 Class A Sixth Issuer Notes) the 10th day of March, June, September and December in each year (or, if such day is not a Business Day, the next succeeding Business Day);

     RATE OF INTEREST has the meaning given in CONDITION 4(C) of the Sixth Issuer Notes;

     RATING AGENCIES means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

     RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Sixth Issuer Charged Property by the Security Trustee pursuant to the Sixth Issuer Deed of Charge and/or the Funding 1 Deed of Charge (as supplemented by Second Supplemental Funding 1 Deed of Charge);

     RECORD DATE in respect of the Definitive Sixth Issuer Notes means the 15th day prior to each Interest Payment Date;

     REDEMPTION OPTION has the meaning given in Condition 5(F) of the Sixth Issuer Notes;

     REFERENCE BANKS means the initial Reference Banks (as defined in CONDITION 4(H) of the Sixth Issuer Notes) and/or such other bank as may be appointed pursuant to CONDITION 4(H) of the Sixth Issuer Notes;

     REG S means Regulation S under the United States Securities Act of 1933, as amended;

     REG S DEFINITIVE SIXTH ISSUER NOTES are, where Definitive Sixth Issuer Notes are issued, the Sixth Issuer Notes (other than the Series 3 Class A Sixth Issuer Notes) issued by the Sixth Issuer in exchange for the beneficial interests represented by the Reg S Global Sixth Issuer Note of each class and the Series 3 Class A Definitive Sixth Issuer Notes;

     REG S GLOBAL SIXTH ISSUER NOTES means the Series 3 Global Sixth Issuer Notes, the Series 4 Global Sixth Issuer Notes and the Series 5 Global Sixth Issuer Notes;

     REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Sixth Issuer Noteholder and the number of Sixth Issuer Notes which each Sixth Issuer Noteholder owns;

     REGISTRAR means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the registrar appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement to record the holders of Sixth Issuer Notes;

     REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
     Schedule 2 to the Sixth Issuer Paying Agent and Agent Bank Agreement;

     RELEVANT MARGIN means:

     (a) in respect of the Series 1 Class A Sixth Issuer Notes, -0.03 per cent. per annum up to and including the Interest Period ending in September 2011;

     (b) in respect of the Series 1 Class B Sixth Issuer Notes, 0.10 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.20 per cent. per annum;

     (c) in respect of the Series 1 Class C Sixth Issuer Notes, 0.35 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.70 per cent. per annum;

     (d) in respect of the Series 2 Class A Sixth Issuer Notes, 0.09 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.18 per cent. per annum;

     (e) in respect of the Series 2 Class B Sixth Issuer Notes, 0.14 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.28 per cent. per annum;

     (f) in respect of the Series 2 Class C Sixth Issuer Notes, 0.45 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.90 per cent. per annum;

     (g) in respect of the Series 3 Class A Sixth Issuer Notes, 0.125 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.25 per cent. per annum;

     (h) in respect of the Series 3 Class B Sixth Issuer Notes, 0.23 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.46 per cent. per annum;

     (i) in respect of the Series 3 Class C Sixth Issuer Notes, 0.68 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 1.36 per cent. per annum;

     (j) in respect of the Series 4 Class A Sixth Issuer Notes, 0.14 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.28 per cent. per annum;

     (k) in respect of the Series 4 Class B Sixth Issuer Notes, 0.23 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.46 per cent. per annum;

     (l) in respect of the Series 4 Class C Sixth Issuer Notes, 0.68 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 1.36 per cent. per annum;

     (m) in respect of the Series 5 Class A1 Sixth Issuer Notes, 0.15 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.30 per cent. per annum;

     (n) in respect of the Series 5 Class A2 Sixth Issuer Notes, 0.16 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.32 per cent. per annum;

     (o) in respect of the Series 5 Class B Sixth Issuer Notes, 0.31 per cent. per annum up to and including the Interest Period ending in September 2011 and thereafter 0.62 per cent. per annum; and

     (p) in respect of the Series 5 Class C Sixth Issuer Notes, 0.80 per cent. per annum to and including the Interest Period ending in September 2011 and thereafter 1.60 per cent. per annum;

     RELEVANT SCREEN RATE means:

     (a) in respect of the first Interest Period, the Initial Relevant Screen Rate; and

     (b)  (i)   in respect of subsequent Interest Periods in respect of the
                Series 1 Class A Sixth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number
                3750;

          (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Sixth Issuer Notes, the Series 1 Class C Sixth Issuer Notes and the Series 2 Sixth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

          (iii) in respect of subsequent Interest Periods in respect of the Series 4 Sixth Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 248;

          (iv) in respect of subsequent Interest Periods in respect of the Series 3 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750; and

     in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

     RELEVANT SIXTH ISSUER NOTES has the meaning given in CLAUSE 2.2 of the Sixth Issuer Post-Enforcement Call Option Agreement;

     REPAYMENT DATE means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Funding 1 Interest Payment Date in June 2042;

     REQUISITE RATINGS means a rating of P-1 by Moody's, F1+ by Fitch and A-1+ by Standard & Poor's;

     SCHEDULED AMORTISATION INSTALMENT means:

     (a) in respect of the Sixth Issuer Series 2 Term AAA Advance, the repayments of principal due on March 2007, June 2007, September 2007 and December 2007, being the Scheduled Repayment Dates of the Sixth Issuer Series 2 Term AAA Advance

     (b) in respect of the Sixth Issuer Series 3 Term AAA Advance, the repayments of principal due on December 2007, March 2008, June 2008 and September 2008, being the Scheduled Repayment Dates of the Sixth Issuer Series 3 Term AAA Advance; or

     (c) in respect of the Sixth Issuer Series 4 Term AAA Advance, the repayments of principal due on December 2009 and March 2010, being the Scheduled Repayment Dates of the Sixth Issuer Series 4 Term AAA Advance; or

     (d) in respect of any New Term Advance which is a Scheduled Amortisation Term Advance, the repayments of principal due on each of the Scheduled Repayments Dates of that Scheduled Amortisation Term Advance;

     SCHEDULED AMORTISATION TERM ADVANCE means the Sixth Issuer Series 2 Term AAA Advance and/or the Sixth Issuer Series 3 Term AAA Advance and/or the Sixth Issuer Series 4 Term AAA Advance and/or any New Term Advance that is referred to as such in the relevant offering document or prospectus relating to any New Issuer;

     SCHEDULED PRINCIPAL REPAYMENT means, in respect of the Sixth Issuer Term AAA Advances, the Sixth Issuer Term AA Advances, the Sixth Issuer Term BBB Advances, or any New Term

     Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

     SCHEDULED REDEMPTION DATES means:

     (a) in respect of the Series 1 Class A Sixth Issuer Notes, the Interest Payment Date in September 2005;

     (b) in respect of the Series 2 Class A Sixth Issuer Notes, the Interest Payment Dates in March 2007, June 2007, September 2007 and December 2007;

     (c) in respect of the Series 3 Class A Sixth Issuer Notes, the Interest Payment Dates in December 2007, March 2008, June 2008 and September 2008; and

     (d) in respect of the Series 4 Class A Sixth Issuer Notes, the Interest Payment Dates in December 2009 and March 2010;

     SCHEDULED REPAYMENT DATES means:

     (a) in respect of the Sixth Issuer Series 1 Term AAA Advance, the Interest Payment Date in September 2005;

     (b) in respect of the Sixth Issuer Series 2 Term AAA Advance, the Interest Payment Dates in March 2007, June 2007, September 2007 and December 2007;

     (c) in respect of the Sixth Issuer Series 3 Term AAA Advance, the Interest Payment Dates in December 2007, March 2008, June 2008 and September 2008;

     (d) in respect of the Sixth Issuer Series 4 Term AAA Advance, the Interest Payment Dates in December 2009 and March 2010;

     (e) in respect of any New Term Advance which is intended to be a Sixth Issuer Bullet Term Advance, the Scheduled Repayment Date of that Sixth Issuer Bullet Term Advance; and

     (f) in respect of any New Term Advance which is intended to be a Scheduled Amortisation Term Advance, the Scheduled Repayment Dates for each of the Scheduled Amortisation Instalments under such Scheduled Amortisation Term Advance;

     SECURITIES ACT means the United States Securities Act of 1933, as amended;

     SECURITY TRUSTEE means in relation to the Sixth Issuer, the Sixth Issuer Secured Creditors, the Sixth Issuer Deed of Charge, the Sixth Issuer Security and the Sixth Issuer Intercompany Loan Agreement, The Bank of New York whose London branch address is at 48th Floor, One Canada Square, London E14 5AL acting as Security Trustee under the terms of the Sixth Issuer Deed of Charge or such other person as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the Sixth Issuer Deed of Charge;

     SELLER means Halifax plc (registered number 2367076) in its capacity as seller of the Loans and their Related Security to the Mortgages Trustee pursuant to the terms of the Mortgage Sale Agreement;

     SENIOR LIABILITIES means the items listed in paragraphs (a) and (c) to (g) (inclusive) of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments;

     SERIES 1 CLASS A SIXTH ISSUER NOTES means the US[USD]1,000,000,000 series 1 class A asset backed floating rate notes due September 2005;

     SERIES 1 CLASS B SIXTH ISSUER NOTES means the US[USD]35,800,000 series 1 class B asset backed floating rate notes due June 2042;

     SERIES 1 CLASS C SIXTH ISSUER NOTES means the US[USD]34,700,000 series 1 class C asset backed floating rate notes due June 2042;

     SERIES 2 CLASS A SIXTH ISSUER NOTES means the US[USD]1,000,000,000 series 2 class A asset backed floating rate notes due December 2011;

     SERIES 2 CLASS B SIXTH ISSUER NOTES means the US[USD]35,800,000 series 2 class B asset backed floating rate notes due June 2042;

     SERIES 2 CLASS C SIXTH ISSUER NOTES means the US[USD]34,700,000 series 2 class C asset backed floating rate notes due June 2042;

     SERIES 3 CLASS A SIXTH ISSUER NOTES means the [GBP]1,000,000,000 series 3 class A asset backed floating rate notes due September 2032;

     SERIES 3 CLASS B SIXTH ISSUER NOTES means the [GBP]35,300,000 series 3 class B asset backed floating rate notes due June 2042;

     SERIES 3 CLASS C SIXTH ISSUER NOTES means the [GBP]34,200,000 series 3 class C asset backed floating rate notes due June 2042;

     SERIES 4 CLASS A SIXTH ISSUER NOTES means the [EUR]750,000,000 series 4 class A asset backed floating rate notes due June 2042;

     SERIES 4 CLASS B SIXTH ISSUER NOTES means the [EUR]26,100,000 series 4 class B asset backed floating rate notes due June 2042;

     SERIES 4 CLASS C SIXTH ISSUER NOTES means the [EUR]25,300,000 series 4 class C asset backed floating rate notes due June 2042;

     SERIES 5 CLASS A SIXTH ISSUER NOTES means Series 5 Class A1 Sixth Issuer Notes and Series 5 Class A2 Sixth Issuer Notes

     SERIES 5 CLASS A1 SIXTH ISSUER NOTES means the [GBP]500,000,000 series 5 class A1 asset backed floating rate notes due June 2042;

     SERIES 5 CLASS A2 SIXTH ISSUER NOTES means the [GBP]500,000,000 series 5 class A asset backed floating rate notes due June 2042;

     SERIES 5 CLASS B SIXTH ISSUER NOTES means the [GBP]34,800,000 series 5 class B asset backed floating rate notes due June 2042;

     SERIES 5 CLASS C SIXTH ISSUER NOTES means the [GBP]33,700,000 series 5 class C asset backed floating rate notes due June 2042;

     SERIES 1 CLASS A SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Sixth Issuer Notes;

     SERIES 1 CLASS B SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class B Sixth Issuer Notes;

     SERIES 1 CLASS C SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class C Sixth Issuer Notes;

     SERIES 2 CLASS A SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Sixth Issuer Notes;

     SERIES 2 CLASS B SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class B Sixth Issuer Notes;

     SERIES 2 CLASS C SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class C Sixth Issuer Notes;

     SERIES 3 CLASS A SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A Sixth Issuer Notes;

     SERIES 3 CLASS B SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class B Sixth Issuer Notes;

     SERIES 3 CLASS C SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class C Sixth Issuer Notes;

     SERIES 4 CLASS A SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A Sixth Issuer Notes;

     SERIES 4 CLASS B SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class B Sixth Issuer Notes;

     SERIES 4 CLASS C SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class C Sixth Issuer Notes;

     SERIES 5 CLASS A SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class A Sixth Issuer Notes;

     SERIES 5 CLASS B SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class B Sixth Issuer Notes;

     SERIES 5 CLASS C SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class C Sixth Issuer Notes;

     SERIES 1 CLASS A GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class A Sixth Issuer Notes;

     SERIES 1 CLASS B GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class B Sixth Issuer Notes;

     SERIES 1 CLASS C GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class C Sixth Issuer Notes;

     SERIES 1 GLOBAL SIXTH ISSUER NOTES means the Series 1 Class A Global Sixth Issuer Note, the Series 1 Class B Global Sixth Issuer Note and the Series 1 Class C Sixth Issuer Global Note;

     SERIES 2 CLASS A GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class A Sixth Issuer Notes;

     SERIES 2 CLASS B GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class B Sixth Issuer Notes;

     SERIES 2 CLASS C GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class C Sixth Issuer Notes;

     SERIES 2 GLOBAL SIXTH ISSUER NOTES means the Series 2 Class A Global Sixth Issuer Note, Series 2 Class B Global Sixth Issuer Note and the Series 2 Class C Global Sixth Issuer Note;

     SERIES 3 CLASS A DEFINITIVE SIXTH ISSUER NOTES the Series 3 Class A Sixth Issuer Notes, issued in definitive registered form;

     SERIES 3 CLASS A GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A Sixth Issuer Notes which may be issued in respect of the Series 3 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 13;

     SERIES 3 CLASS B GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class B Sixth Issuer Notes;

     SERIES 3 CLASS C GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class C Sixth Issuer Notes;

     SERIES 3 GLOBAL SIXTH ISSUER NOTES means the Series 3 Class A Global Sixth Issuer Note, Series 3 Class B Global Sixth Issuer Note and the Series 3 Class C Global Sixth Issuer Note;

     SERIES 4 CLASS A GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A Sixth Issuer Notes;

     SERIES 4 CLASS B GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class B Sixth Issuer Notes;

     SERIES 4 CLASS C GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class C Sixth Issuer Notes;

     SERIES 4 GLOBAL SIXTH ISSUER NOTES means the Series 4 Class A Global Sixth Issuer Notes, the Series 4 Class B Global Sixth Issuer Note and the Series 4 Class C Global Sixth Issuer Note;

     SERIES 5 CLASS A1 GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class A1 Sixth Issuer Notes;

     SERIES 5 CLASS A2 GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class A2 Sixth Issuer Notes;

     SERIES 5 CLASS B GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class B Sixth Issuer Notes;

     SERIES 5 CLASS C GLOBAL SIXTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class C Sixth Issuer Notes;

     SERIES 5 GLOBAL SIXTH ISSUER NOTES means the Series 5 Class A Global Sixth Issuer Notes, Series 5 Class B Global Sixth Issuer Note and the Series 5 Class C Global Sixth Issuer Note;

     SERIES 1 SIXTH ISSUER NOTES means collectively the Series 1 Class A Sixth Issuer Notes, the Series 1 Class B Sixth Issuer Notes and the Series 1 Class C Sixth Issuer Notes;

     SERIES 2 SIXTH ISSUER NOTES means collectively the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, and the Series 2 Class C Sixth Issuer Notes;

     SERIES 3 SIXTH ISSUER NOTES means collectively the Series 3 Class A Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes and the Series 3 Class C Sixth Issuer Notes;

     SERIES 4 SIXTH ISSUER NOTES means collectively the Series 4 Class A Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 4 Class C Sixth Issuer Notes;

     SERIES 5 SIXTH ISSUER NOTES means collectively the Series 5 Class A Sixth Issuer Notes, the Series 5 Class B Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes;

     SERIES 1 CLASS A INTEREST PAYMENT DATE means in respect of the Series 1 Class A Sixth Issuer Notes the 10th day of each consecutive month (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest to occur of (i) the Interest Payment Date falling in September 2005, (ii) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event and (iii) the Quarterly Interest Payment Date immediately following the enforcement of the Sixth Issuer Security in accordance with the Sixth Issuer Deed of Charge, and thereafter the 10th day of September, December, March and June in each year (or if such day is not a Business Day, the next succeeding Business Day);

     SERIES 1 CLASS A SIXTH ISSUER SWAP means the sterling-dollar currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class A Sixth Issuer Notes in dollars;

     SERIES 1 CLASS A SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 1 Class A Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 CLASS B SIXTH ISSUER SWAP means the sterling-dollar currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class B Sixth Issuer Notes in dollars;

     SERIES 1 CLASS B SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 1 Class B Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 CLASS C SIXTH ISSUER SWAP means the sterling-dollar currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class C Sixth Issuer Notes in dollars;

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     SERIES 1 CLASS C SIXTH ISSUER SWAP AGREEMENT means the ISDA Master
     Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 1 Class C Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 SIXTH ISSUER SWAP AGREEMENTS means the Series 1 Class A Sixth Issuer Swap Agreement, the Series 1 Class B Sixth Issuer Swap Agreement and the Series 1 Class C Issuer Swap Agreement;

     SERIES 1 CLASS A SIXTH ISSUER SWAP PROVIDER means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 1 Sixth Issuer Notes;

     SERIES 1 CLASS B SIXTH ISSUER SWAP PROVIDER means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 1 Sixth Issuer Notes;

     SERIES 1 CLASS C SIXTH ISSUER SWAP PROVIDER means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 1 Sixth Issuer Notes;

     SERIES 1 SIXTH ISSUER SWAP PROVIDER means the Series 1 Class A Sixth Issuer Swap Provider, the Series 1 Class B Sixth Issuer Swap Provider and the Series 1 Class C Sixth Issuer Swap Provider;

     SERIES 2 CLASS A SIXTH ISSUER SWAP means the sterling-dollar currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class A Sixth Issuer Notes in dollars;

     SERIES 2 CLASS A SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 2 Class A Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 2 CLASS B SIXTH ISSUER SWAP means the sterling-dollar currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class B Sixth Issuer Notes in dollars;

     SERIES 2 CLASS B SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 2 Class B Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 2 CLASS C SIXTH ISSUER SWAP means the sterling-dollar currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class C Sixth Issuer Notes in dollars;

     SERIES 2 CLASS C SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 2 Class C Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

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     SERIES 2 SIXTH ISSUER SWAP AGREEMENTS means the Series 2 Class A Sixth
     Issuer Swap Agreement, the Series 2 Class B Sixth Issuer Swap Agreement and the Series 2 Class C Sixth Issuer Swap Agreement;

     SERIES 2 CLASS A SIXTH ISSUER SWAP PROVIDER means Banque AIG or such other swap provider appointed from time to time in relation to the Series 2 Sixth Issuer Notes;

     SERIES 2 CLASS B SIXTH ISSUER SWAP PROVIDER means Banque AIG or such other swap provider appointed from time to time in relation to the Series 2 Sixth Issuer Notes ;

     SERIES 2 CLASS C SIXTH ISSUER SWAP PROVIDER means Banque AIG or such other swap provider appointed from time to time in relation to the Series 1 Sixth Issuer Notes;

     SERIES 2 SIXTH ISSUER SWAP PROVIDER means the Series 2 Class A Sixth Issuer Swap Provider, the Series 2 Class B Sixth Issuer Swap Provider, and the Series 2 Class C Currency Swap Provider;

     SERIES 4 CLASS A SIXTH ISSUER SWAP means the sterling-euro currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class A Sixth Issuer Notes in euro;

     SERIES 4 CLASS A SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class A Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 4 CLASS B SIXTH ISSUER SWAP means the sterling-euro currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class B Sixth Issuer Notes in euro;

     SERIES 4 CLASS B SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class B Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 4 CLASS C SIXTH ISSUER SWAP means the sterling-euro currency swap which enables the Sixth Issuer to receive and pay amounts under the Sixth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class C Sixth Issuer Notes in euro;

     SERIES 4 CLASS C SIXTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class C Sixth Issuer Swap Provider, the Sixth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 4 SIXTH ISSUER SWAP AGREEMENTS means the Series 4 Class A Sixth Issuer Swap Agreement, the Series 4 Class B Sixth Issuer Swap Agreement, and the Series 4 Class C Sixth Issuer Swap Agreement;

     SERIES 4 CLASS A SIXTH ISSUER SWAP PROVIDER means Citibank, N.A., London Branch or such other swap provider appointed from time to time in relation to the Series 4 Sixth Issuer Notes;

     SERIES 4 CLASS B SIXTH ISSUER SWAP PROVIDER means Citibank, N.A., London Branch or such other swap provider appointed from time to time in relation to the Series 4 Sixth Issuer Notes;

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     SERIES 4 CLASS C SIXTH ISSUER SWAP PROVIDER means Citibank, N.A., London
     Branch or such other swap provider appointed from time to time in relation to the Series 4 Sixth Issuer Notes;

     SERIES 4 SIXTH ISSUER SWAP PROVIDER means the Series 4 Class A Sixth Issuer Swap Provider, the Series 4 Class B Sixth Issuer Swap Provider and the Series 4 Class C Sixth Issuer Swap Provider;

     SERIES 1 DEFINITIVE SIXTH ISSUER NOTES means the Series 1 Class A Definitive Sixth Issuer Notes, the Series 1 Class B Definitive Sixth Issuer Notes and the Series 1 Class C Definitive Sixth Issuer Notes;

     SERIES 1 CLASS A DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 1 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 1 CLASS B DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 2 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 1 CLASS C DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 3 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 2 CLASS A DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 4 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 2 CLASS B DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 5 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 2 CLASS C DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 6 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

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

     SERIES 2 DEFINITIVE SIXTH ISSUER NOTES means the Series 2 Class A Definitive Sixth Issuer Notes, the Series 2 Class B Definitive Sixth Issuer Notes, and the Series 2 Class C Definitive Sixth Issuer Notes;

     SERIES 3 CLASS A DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 7 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 3 CLASS B DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 8 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 3 CLASS C DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 9 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 3 DEFINITIVE SIXTH ISSUER NOTES means the Series 3 Class A Definitive Sixth Issuer Notes, the Series 3 Class B Definitive Sixth Issuer Notes, and the Series 3 Class C Definitive Sixth Issuer Notes;

     SERIES 4 CLASS A DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 10 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 4 CLASS B DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 11 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 4 CLASS C DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 12 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 4 DEFINITIVE SIXTH ISSUER NOTES means the Series 4 Class A Definitive Sixth Issuer Notes, the Series 4 Class B Definitive Sixth Issuer Notes, the Series 4 Class C Definitive Sixth Issuer Notes and the Series 4 Class C Definitive Sixth Issuer Notes;

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     SERIES 5 CLASS A1 DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class A1 Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A1 Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 13 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 5 CLASS A2 DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class A2 Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A2 Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 14 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 5 CLASS B DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 15 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 5 CLASS C DEFINITIVE SIXTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 16 of SCHEDULE 2 to the Sixth Issuer Trust Deed;

     SERIES 5 DEFINITIVE SIXTH ISSUER NOTES means the Series 5 Class A Definitive Sixth Issuer Notes, the Series 5 Class B Definitive Sixth Issuer Notes, and the Series 5 Class C Definitive Sixth Issuer Notes;

     SIXTH ISSUER means Permanent Financing (No. 6) PLC (registered no. 5232464), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

     SIXTH ISSUER ACCOUNT BANK means the Sixth Issuer Non-Sterling Account Bank and the Sixth Issuer Sterling Account Bank;

     SIXTH ISSUER ACCOUNT MANDATE means an account mandate delivered to the Sixth Issuer Account Bank pursuant to the Sixth Issuer Bank Account Agreement;

     SIXTH ISSUER ACCOUNTS means the Sixth Issuer Transaction Account, any Additional Sixth Issuer Account and such other bank account(s) held in the name of the Sixth Issuer with the prior written approval of the Security Trustee from time to time;

     SIXTH ISSUER AVAILABLE FUNDS means together Sixth Issuer Revenue Receipts and Sixth Issuer Principal Receipts;

     SIXTH ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Sixth Issuer Cash Manager, the Sixth Issuer Account Bank and the Security Trustee (as the same may be amended and/or supplemented from time to time);

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     SIXTH ISSUER BANK ACCOUNTS has the same meaning as SIXTH ISSUER ACCOUNTS;

     SIXTH ISSUER BULLET TERM ADVANCES means the Sixth Issuer Series 1 Term AAA Advance;

     SIXTH ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Sixth Issuer Cash Manager and the Security Trustee (as the same may be amended and/or supplemented from time to time);

     SIXTH ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Sixth Issuer and the Security Trustee pursuant to the Sixth Issuer Cash Management Agreement;

     SIXTH ISSUER CASH MANAGER means Halifax acting pursuant to the Sixth Issuer Cash Management Agreement as agent for the Sixth Issuer and the Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Sixth Issuer;

     SIXTH ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in CLAUSE
     12.1 of the Sixth Issuer Cash Management Agreement;

     SIXTH ISSUER CHARGED PROPERTY means the property charged by the Sixth Issuer pursuant to CLAUSES 3.1 to 3.4 (inclusive) of the Sixth Issuer Deed of Charge;

     SIXTH ISSUER CLOSING DATE means 18/th/ November, 2004;

     SIXTH ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Sixth Issuer Closing Date and made between the Sixth Issuer Corporate Services Provider, the Sixth Issuer, Halifax, Holdings and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Sixth Issuer (as the same may be amended and/or supplemented from time to time);

     SIXTH ISSUER CORPORATE SERVICES FEE LETTER means the letter dated the date of the Sixth Issuer Corporate Services Agreement between, inter alios, the Sixth Issuer, the Security Trustee, and the Sixth Issuer Corporate Services Provider, setting out the amount of fees payable to the Sixth Issuer Corporate Services Provider by the Sixth Issuer;

     SIXTH ISSUER CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to the Sixth Issuer under the Sixth Issuer Corporate Services Agreement;

     SIXTH ISSUER CURRENCY SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

     SIXTH ISSUER DEED OF CHARGE means the deed of charge to be entered into on or about the Sixth Issuer Closing Date between, among others, the Sixth Issuer and the Security Trustee under which the Sixth Issuer charges the Sixth Issuer Security in favour of the Security Trustee for the benefit of the Sixth Issuer Secured Creditors (as the same may be amended and/or supplemented from time to time);

     SIXTH ISSUER EVENT OF DEFAULT has the meaning given to it in Condition 9 of the Sixth Issuer Notes;

     SIXTH ISSUER INTERCOMPANY LOAN means the loan of the Sixth Issuer Term Advances made by the Sixth Issuer to Funding 1 under the Sixth Issuer Intercompany Loan Agreement on or about the Sixth Issuer Closing Date;

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     SIXTH ISSUER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Security Trustee in relation to the enforcement of the Funding 1 Security following a Sixth Issuer Intercompany Loan Event of Default under the Sixth Issuer Intercompany Loan;

     SIXTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Sixth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Sixth Issuer Closing Date by the Sixth Issuer, Funding 1, the Security Trustee and the Agent Bank (as the same may be amended and/or supplemented from time to time);

     SIXTH ISSUER INTERCOMPANY LOAN CONFIRMATION means the loan confirmation in respect of the Sixth Issuer Intercompany Loan Agreement entered into on or about the Sixth Issuer Closing Date and made between Funding 1, the Sixth Issuer and the Security Trustee;

     SIXTH ISSUER INTERCOMPANY LOAN DETERMINATION DATE means the date falling two Business Days prior to each Funding 1 Interest Payment Date;

     SIXTH ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding 1 as specified in Clause 14 of the Sixth Issuer Intercompany Loan Terms and Conditions;

     SIXTH ISSUER INTERCOMPANY LOAN LEDGER means the ledger maintained by the Sixth Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Sixth Issuer Intercompany Loan Agreement;

     SIXTH ISSUER INTERCOMPANY LOAN TERMS AND CONDITIONS means the Intercompany Loan Terms and Conditions;

     SIXTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Sixth Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood on or about the Sixth Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

     SIXTH ISSUER NON-STERLING ACCOUNT means a dollar account and/or a euro account, in each case to be opened pursuant to CLAUSE 3.1 of the Sixth Issuer Bank Account Agreement in the name of the Sixth Issuer and to be held with the Sixth Issuer Non-Sterling Account Bank in accordance with the Sixth Issuer Bank Account Agreement;

     SIXTH ISSUER NON-STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the relevant Sixth Issuer Non-Sterling Account, in accordance with the Sixth Issuer Bank Account Agreement;

     SIXTH ISSUER NOTE ACCELERATION NOTICE means a Class A Sixth Issuer Note Acceleration Notice, a Class B Sixth Issuer Note Acceleration Notice, or a Class C Sixth Issuer Note Acceleration Notice, either alone or together;

     SIXTH ISSUER NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

     SIXTH ISSUER NOTE EVENT OF DEFAULT means an event of default by the Sixth Issuer as defined in Condition 9 of the Sixth Issuer Notes;

     SIXTH ISSUER NOTEHOLDERS means the holders for the time being of the Sixth Issuer Notes;

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     SIXTH ISSUER NOTES means the Class A Sixth Issuer Notes, the Class B Sixth
     Issuer Notes and the Class C Sixth Issuer Notes;

     SIXTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Note Trustee which sets out the appointment of the Paying Agents, the Registrar, the Transfer Agent and the Agent Bank for the Sixth Issuer Notes (as the same may be amended and/or supplemented from time to time);

     SIXTH ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the post-enforcement call option agreement entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Post-Enforcement Call Option Holder and the Security Trustee under which the Note Trustee agrees on behalf of the holders of the Class B Sixth Issuer Notes and the Class C Sixth Issuer Notes that following enforcement of the Sixth Issuer Security, the Post-Enforcement Call Option Holder may call for the Class B Sixth Issuer Notes, and the Class C Sixth Issuer Notes (as the same may be amended and/or supplemented from time to time);

     SIXTH ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Sixth Issuer Revenue Receipts and the Sixth Issuer Principal Receipts will be applied following the service of a Sixth Issuer Note Acceleration Notice and a Sixth Issuer Intercompany Loan Acceleration Notice, as set out in CLAUSE 6.4 of the Sixth Issuer Deed of Charge;

     SIXTH ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Sixth Issuer Principal Receipts will be applied until enforcement of the Sixth Issuer Security and as set out in
     Schedule 2 to the Sixth Issuer Cash Management Agreement;

     SIXTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Sixth Issuer Pre-Enforcement Principal Priority of Payments and the Sixth Issuer Pre-Enforcement Revenue Priority Payments;

     SIXTH ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Sixth Issuer Revenue Receipts will be applied until enforcement of the Sixth Issuer Security and as set out in
     Schedule 2 to the Sixth Issuer Cash Management Agreement;

     SIXTH ISSUER PRINCIPAL RECEIPTS means the sum of all principal amounts repaid by Funding 1 to the Sixth Issuer under the terms of the Sixth Issuer Intercompany Loan Agreement during the relevant Interest Period, as calculated by the Sixth Issuer Cash Manager or the Security Trustee, as the case may be, four Business Days prior to each Interest Payment Date;

     SIXTH ISSUER REVENUE RECEIPTS means on the date which is four Business Days prior to an Interest Payment Date, an amount equal to the aggregate of:

     (a) interest to be paid by Funding 1 on the relevant Funding 1 Interest Payment Date in respect of the Term Advances under the terms of the Sixth Issuer Intercompany Loan Agreement;

     (b) fees to be paid to the Sixth Issuer by Funding 1 on the relevant Funding 1 Interest Payment Date under the terms of the Sixth Issuer Intercompany Loan Agreement;

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     (c)  interest payable on the Sixth Issuer Bank Accounts and any Authorised
          Investments which will be received on or before the relevant Interest Payment Date in respect of the Sixth Issuer Notes;

     (d) other net income of the Sixth Issuer including amounts received or to be received under the Sixth Issuer Swap Agreements on or before the relevant Interest Payment Date (including any amounts received by the Sixth Issuer in consideration of it entering into a replacement Sixth Issuer Swap Agreement but excluding (i) any Excess Swap Collateral which shall be returned directly to the relevant Sixth Issuer Swap Provider, as set out under the relevant Sixth Issuer Swap Agreement and (ii) in respect of each Sixth Issuer Swap Provider, prior to the designation of an early termination date under the relevant Sixth Issuer Swap Agreement and the resulting application of the collateral by way of netting or set-off, an amount equal to the value of all collateral (other than Excess Swap Collateral) provided by such Sixth Issuer Swap Provider to the Sixth Issuer pursuant to the relevant Sixth Issuer Swap Agreement (and any interest or distributions in respect thereof)); and

     (e) if the Sixth Issuer receives any additional amount from a Sixth Issuer Swap Provider pursuant to section 2(d)(i)(4) of any Sixth Issuer Swap Agreement, and the Sixth Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Sixth Issuer receives a windfall) (for the purposes of this definition, a REFUND PAYMENT), an amount equal to that Refund Payment;

     SIXTH ISSUER'S CERTIFICATE means a certificate signed in the name of the Sixth Issuer by two directors of the Sixth Issuer;

     SIXTH ISSUER SCHEDULED AMORTISATION TERM ADVANCE means the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advance;

     SIXTH ISSUER SECURED CREDITORS means the Security Trustee under the Sixth Issuer Deed of Charge, the Sixth Issuer Swap Providers, the Note Trustee, the Sixth Issuer Account Bank, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Corporate Services Provider, the Sixth Issuer Cash Manager and the Sixth Issuer Noteholders;

     SIXTH ISSUER SECURED OBLIGATIONS means any and all of the moneys and liabilities which the Sixth Issuer covenants to pay or discharge under CLAUSE 2 of the Sixth Issuer Deed of Charge and all other amounts owed by it to the Sixth Issuer Secured Creditors under and pursuant to the Transaction Documents;

     SIXTH ISSUER SECURITY means the security granted by the Sixth Issuer under the Sixth Issuer Deed of Charge in favour of the Sixth Issuer Secured Creditors;

     SIXTH ISSUER SERIES 1 TERM AA ADVANCE means the sub-loan of the Sixth Issuer Term AA Advances in the amount of [GBP]19,394,000 and corresponding to the issue of the Series 1 Class B Sixth Issuer Notes;

     SIXTH ISSUER SERIES 1 TERM AAA ADVANCE means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of [GBP]541,711,000 and corresponding to the issue of the Series 1 Class A Sixth Issuer Notes;

     SIXTH ISSUER SERIES 1 TERM ADVANCES means the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 1 Term AA Advance and the Sixth Issuer Series 1 Term BBB Advance;

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

     SIXTH ISSUER SERIES 1 TERM BBB ADVANCE means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of [GBP]18,798,000 and corresponding to the issue of the Series 1 Class C Sixth Issuer Notes;

     SIXTH ISSUER SERIES 2 TERM AA ADVANCE means the sub-loan of the Sixth Issuer Term AA Advances in the amount of [GBP]19,394,000 and corresponding to the issue of the Series 2 Class B Sixth Issuer Notes;

     SIXTH ISSUER SERIES 2 TERM AAA ADVANCE means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of [GBP]541,712,000 and corresponding to the issue of the Series 2 Class A Sixth Issuer Notes;

     SIXTH ISSUER SERIES 2 TERM ADVANCES means the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 2 Term AA Advance and the Sixth Issuer Series 2 Term BBB Advance;

     SIXTH ISSUER SERIES 2 TERM BBB ADVANCE means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of [GBP]18,798,000 and corresponding to the issue of the Series 2 Class C Sixth Issuer Notes;

     SIXTH ISSUER SERIES 3 TERM AA ADVANCE means the sub-loan of the Sixth Issuer Term AA Advances in the amount of [GBP]35,300,000 and corresponding to the issue of the Series 3 Class B Sixth Issuer Notes;

     SIXTH ISSUER SERIES 3 TERM AAA ADVANCE means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of [GBP]1,000,000,000 and corresponding to the issue of the Series 3 Class A Sixth Issuer Notes;

     SIXTH ISSUER SERIES 3 TERM ADVANCES means the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 3 Term AA Advance and the Sixth Issuer Series 3 Term BBB Advance;

     SIXTH ISSUER SERIES 3 TERM BBB ADVANCE means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of [GBP]34,200,000 and corresponding to the issue of the Series 3 Class C Sixth Issuer Notes;

     SIXTH ISSUER SERIES 4 TERM AA ADVANCE means the sub-loan of the Sixth Issuer Term AA Advances in the amount of [GBP]18,082,000 and corresponding to the issue of the Series 4 Class B Sixth Issuer Notes;

     SIXTH ISSUER SERIES 4 TERM AAA ADVANCE means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of [GBP]519,600,000 and corresponding to the issue of the Series 4 Class A Sixth Issuer Notes;

     SIXTH ISSUER SERIES 4 TERM ADVANCES means the Sixth Issuer Series 4 Term AAA Advances, the Sixth Issuer Series 4 Term AA Advance and the Sixth Issuer Series 4 Term BBB Advance;

     SIXTH ISSUER SERIES 4 TERM BBB ADVANCE means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of [GBP]17,528,000 and corresponding to the issue of the Series 4 Class C Sixth Issuer Notes;

     SIXTH ISSUER SERIES 5 TERM AA ADVANCE means the sub-loan of the Sixth Issuer Term AA Advances in the amount of [GBP]34,800,000 and corresponding to the issue of the Series 5 Class B Sixth Issuer Notes;

     SIXTH ISSUER SERIES 5 TERM AAA ADVANCES means the Sixth Issuer Series 5A1 Term AAA Advance and the Sixth Issuer Series 5A2 Term AAA Advance;

     SIXTH ISSUER SERIES 5 TERM ADVANCES means the Sixth Issuer Series 5 Term AAA Advances, the Sixth Issuer Series 5 Term AA Advance and the Sixth Issuer Series 5 Term BBB Advance;

     SIXTH ISSUER SERIES 5A1 TERM AAA ADVANCE means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of [GBP]500,000,000 and corresponding to the issue of the Series 5 Class A1 Sixth Issuer Notes;

     SIXTH ISSUER SERIES 5A2 TERM AAA ADVANCE means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of [GBP]500,000,000 and corresponding to the issue of the Series 5 Class A2 Sixth Issuer Notes;

     SIXTH ISSUER SERIES 5 TERM BBB ADVANCE means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of [GBP]33,700,000 and corresponding to the issue of the Series 5 Class C Sixth Issuer Notes;

     SIXTH ISSUER STERLING ACCOUNT means the Sixth Issuer Transaction Account or any Additional Sixth Issuer Account opened, to be opened pursuant to CLAUSE
     3.1 of the Sixth Issuer Bank Account Agreement in the name of the Sixth Issuer and to be held with the Sixth Issuer Sterling Account Bank in accordance with the Sixth Issuer Bank Account Agreement;

     SIXTH ISSUER STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the Sixth Issuer Transaction Account, situated at 116 Wellington Street, Leeds LS1 4LT, any Additional Sixth Issuer Account and such other account bank as may be appointed from time to time pursuant to the Sixth Issuer Bank Account Agreement;

     SIXTH ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

     SIXTH ISSUER SWAP EXCLUDED TERMINATION AMOUNT means, in relation to any Sixth Issuer Swap Agreement, an amount equal to:

     (a) the amount of any termination payment due and payable to the relevant Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default or to the relevant Sixth Issuer Swap Provider following a Sixth Issuer Swap Provider Downgrade Termination Event;

          less

     (b) the amount, if any, received by the Sixth Issuer from a replacement swap provider upon entry by the Sixth Issuer into an agreement with such replacement swap provider to replace such Sixth Issuer Swap Agreement which has terminated as a result of such Sixth Issuer Swap Provider Default or following the occurrence of such Sixth Issuer Swap Provider Downgrade Termination Event;

     SIXTH ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Sixth Issuer Swap Agreements) where a Sixth Issuer Swap Provider is the Defaulting Party;

     SIXTH ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the Sixth Issuer Swap Agreements) following the failure by a Sixth Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Sixth Issuer Swap Agreement;

     SIXTH ISSUER SWAP PROVIDERS means the Dollar Currency Swap Providers and the Euro Currency Swap Providers or any one of them as the context requires;

     SIXTH ISSUER SWAPS means the swaps documented under the Sixth Issuer Swap Agreements;

     SIXTH ISSUER TERM AA ADVANCES means the Sixth Issuer Series 1 Term AA Advance, the Sixth Issuer Series 2 Term AA Advance, the Sixth Issuer Series 3 Term AA Advance, the Sixth Issuer Series 4 Term AA Advance and the Sixth Issuer Series 5 Term AA Advance;

     SIXTH ISSUER TERM AAA ADVANCES means the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advance and the Sixth Issuer Series 5 Term AAA Advances;

     SIXTH ISSUER TERM ADVANCES means the Sixth Issuer Term AAA Advances, the Sixth Issuer Term AA Advances and the Sixth Issuer Term BBB Advances;

     SIXTH ISSUER TERM ADVANCES DUE DATES means the dates being:

     (a) in relation to the Sixth Issuer Series 1 Term AAA Advance, the Funding 1 Interest Payment Date falling in September 2005;

     (b) in relation to the Sixth Issuer Series 2 Term AAA Advance, the Funding 1 Interest Payment Date falling in March 2007, June 2007, September 2007 and December 2007;

     (c) in relation to the Sixth Issuer Series 3 Term AAA Advance, the Funding 1 Interest Payment Dates falling in December 2007, March 2008, June 2008 and September 2008;

     (d) in relation to the Sixth Issuer Series 4 Term AAA Advance, the Funding 1 Interest Payment Date falling in December 2009 and March 2010;

     (e) in relation to the Sixth Issuer Series 5 Term AAA Advance, the Funding 1 Interest Payment Date falling in September 2011;

     (f) in relation to the Sixth Issuer Series 5A2 Term AAA Advance, the Funding 1 Interest Payment Date falling in September 2011;

     (g) in relation to the Sixth Issuer Series 1 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Sixth Issuer Series 1 Term AAA Advance has been fully repaid;

     (h) in relation to the Sixth Issuer Series 2 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Sixth Issuer Series 2 Term AAA Advance has been fully repaid;

     (i) in relation to the Sixth Issuer Series 3 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Sixth Issuer Series 3 Term AAA Advance has been fully repaid;

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

     (j) in relation to the Sixth Issuer Series 4 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 4 Term AAA Advance has been fully repaid;

     (k) in relation to the Sixth Issuer Series 5 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 5 Term AAA Advances have been fully repaid;

     (l) in relation to the Sixth Issuer Series 1 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 1 Term AA Advance has been fully repaid;

     (m) in relation to the Sixth Issuer Series 2 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 2 Term AA Advance has been fully repaid;

     (n) in relation to the Sixth Issuer Series 3 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 3 Term AA Advance has been fully repaid;

     (o) in relation to the Sixth Issuer Series 4 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 4 Term AA Advance has been fully repaid; and

     (p) in relation to the Sixth Issuer Series 5 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Sixth Issuer Series 5 Term AA Advance has been fully repaid;

     SIXTH ISSUER TERM BBB ADVANCES means the Sixth Issuer Series 1 Term BBB Advance, the Sixth Issuer Series 2 Term BBB Advance, the Sixth Issuer Series 3 Term BBB Advance, the Sixth Issuer Series 4 Term BBB Advance and the Sixth Issuer Series 5 Term BBB Advance;

     SIXTH ISSUER TRANSACTION ACCOUNT means the sterling account in the name of the Sixth Issuer (account number 06000056, Permanent Financing (No. 6) PLC, sort code 12-24-55) held with the Sixth Issuer Account Bank or such other account at such other Sixth Issuer Account Bank and/or other banks as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

     SIXTH ISSUER TRANSACTION ACCOUNT MANDATE means the mandate pursuant to which the Sixth Issuer Transaction Account has been established;

     SIXTH ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Sixth Issuer is a party, including the Sixth Issuer Intercompany Loan Agreement, the Sixth Issuer Trust Deed, the Sixth Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Deed of Charge, the Sixth Issuer Cash Management Agreement, the Sixth Issuer Swap Agreements, the Sixth Issuer Bank Account Agreement, the Sixth Issuer Post-Enforcement Call Option Agreement and the Sixth Issuer Corporate Services Agreement;

     SIXTH ISSUER TRUST DEED means the trust deed entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer and the Note Trustee constituting the Sixth Issuer Notes (as the same may be amended and/or supplemented from time to time);

     SPECIFIED OFFICE means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Sixth Issuer Paying Agent and Agent Bank

     Agreement or such other specified notice as may be notified to the Sixth Issuer and the Security Trustee pursuant to the Sixth Issuer Paying Agent and Agent Bank Agreement;

     STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor to its ratings business;

     STERLING DEFINITIVE SIXTH ISSUER NOTES means the Series 3 Class A Definitive Sixth Issuer Notes, the Series 3 Class B Definitive Sixth Issuer Notes, the Series 3 Class C Definitive Sixth Issuer Notes, Series 5 Class A1 Definitive Sixth Issuer Notes, the Series 5 Class A2 Definitive Sixth Issuer Notes, the Series 5 Class B Definitive Sixth Issuer Notes, and the Series 5 Class C Definitive Sixth Issuer Notes;

     STERLING GLOBAL SIXTH ISSUER NOTES means the Series 3 Class B Global Sixth Issuer Notes, Series 3 Class C Global Sixth Issuer Notes, the Series 5 Class A1 Global Sixth Issuer Notes, the Series 5 Class A2 Global Sixth Issuer Note; the Series 5 Class B Global Sixth Issuer Notes, and the Series 5 Class C Global Sixth Issuer Notes

     STERLING SIXTH ISSUER NOTES means the Sterling Definitive Sixth Issuer Notes and the Sterling Global Sixth Issuer Notes;

     STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply;

     STERLING-LIBOR means the London Interbank Offered Rate for sterling deposits, as determined by the Agent Bank on the following basis:

     (a) on the applicable Sterling Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for sterling deposits for the relevant period (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for two-week and one-month sterling deposits (rounded upwards, if necessary, to five decimal places)).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Sixth Issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made at or about
          11.00 a.m., London time, on that date;

     (b) if, on any such Sterling Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Sterling Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Sterling Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Sixth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     SUBSCRIPTION AGREEMENT means the Subscription Agreement relating to the sale of the Series 3 Sixth Issuer Notes, the Series 4 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes (other than the Series 5 Class A1 Sixth Issuer Notes), dated 5/th/ November, 2004 between Funding 1, Halifax, the Mortgages Trustee, the Sixth Issuer and the Managers;

     SUBSCRIPTION AGREEMENTS means the Subscription Agreement and the HBOSTS Subscription Agreement;

     SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

     SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

     SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

     SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

     SWAP AGREEMENTS means the Currency Swap Agreements;

     SWAP PROVIDERS means the Currency Swap Providers;

     TARGET BUSINESS DAY means a day on which the TransEuropean Automated Realtime Gross Settlement Express Transfer (TARGET) system is open;

     TERM ADVANCE INTEREST DETERMINATION DATE has the meaning given in CLAUSE 6.2(A)(I) of the Intercompany Loan Terms and Conditions;

     TERM ADVANCE RATE OF INTEREST has the meaning given in CLAUSE 6.2 of the Intercompany Loan Terms and Conditions;

     TERM ADVANCE RATING means the designated rating which corresponds to the rating assigned on the Sixth Issuer Closing Date to the corresponding class of Sixth Issuer Notes, the proceeds of which are applied by the Sixth Issuer to make such Term Advance to Funding 1. Any subsequent changes made to the ratings of the Sixth Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

     TERMS AND CONDITIONS has the same meaning as CONDITIONS;

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

     THREE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

     (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class B Sixth Issuer Notes, the Series 1 Class C Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes and the Series 2 Class C Sixth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for three-month dollar deposits. The Three-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for two-month and three-month Dollar deposits (rounded upwards, if necessary, to five decimal places).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made as at or about
          11.00 a.m., London time, on that date;

     (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Sixth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     TRANSACTION means the transaction contemplated by the Transaction
     Documents;

     TRANSACTION DOCUMENT or RELEVANT DOCUMENT means any of the following documents:

     (a)  the Subscription Agreement;

     (b)  the HBOSTS Subscription Agreement;

     (c)  the Underwriting Agreement;

     (d)  the Sixth Issuer Intercompany Loan Agreement;

     (e)  the Mortgages Trust Deed;

     (f) the Halifax Deed and Power of Attorney in relation to the Mortgages Trust Deed;

     (g)  the Mortgage Sale Agreement;

     (h)  the Seller Power of Attorney;

     (i)  the Sixth Issuer Deed of Charge;

     (j)  the Second Supplemental Funding 1 Deed of Charge;

     (k)  the Sixth Issuer Power of Attorney;

     (l)  the Funding 1 Deed of Charge;

     (m)  the Funding 1 Power of Attorney;

     (n)  the Funding 1 Liquidity Facility Agreement;

     (o)  the Sixth Issuer Swap Agreements;

     (p)  the Funding 1 Swap Agreement;

     (q)  the Sixth Issuer Trust Deed;

     (r)  the Sixth Issuer Paying Agent and Agent Bank Agreement;

     (s)  the Servicing Agreement;

     (t)  the Cash Management Agreement;

     (u)  the Sixth Issuer Cash Management Agreement;

     (v)  the Funding 1 Guaranteed Investment Contract;

     (w)  the Mortgages Trustee Guaranteed Investment Contract;

     (x)  the Sixth Issuer Post-Enforcement Call Option Agreement;

     (y)  the Bank Account Agreement;

     (z)  the Sixth Issuer Bank Account Agreement;

     (aa) the Funding 1 Corporate Services Agreement;

     (bb) the Sixth Issuer Corporate Services Agreement;

     (cc) the Master Definitions and Construction Schedule;

     (dd) the Issuer Master Definitions and Construction Schedule;

     (ee) each Scottish Declaration of Trust;

     (ff) the Mortgages Trustee Corporate Services Agreement; and

     (gg) the Sixth Start-up Loan Agreement;

     TRANSFER AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the transfer agent appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Sixth Issuer Notes;

     UNDERWRITERS means Citigroup Global Markets Limited, Credit Suisse First Boston (Europe) Limited, Deutsche Bank Securities Inc., ABN AMRO Bank N.V., IXIS Corporate and Investment Bank and J.P. Morgan Securities Inc.;

     UNDERWRITING AGREEMENT means the Underwriting Agreement relating to the sale of the Series 1 Sixth Issuer Notes and the Series 2 Sixth Issuer Notes dated 5th November, 2004 between Funding 1, Halifax, the Mortgages Trustee, the Sixth Issuer and the Joint Lead Underwriters;

     US PAYING AGENT means Citibank, N.A., New York Branch of 14th Floor, 388 Greenwich Street, New York, New York 10013, as paying agent in the United States of America; and

     USD-LIBOR means One-month USD-LIBOR and Three-month USD-LIBOR.

2.   INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

     AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

     the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

     DIRECTION or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Sixth Issuer Notes shall mean:

     (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of one class only of the Class A Sixth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Sixth Issuer Notes;

     (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Sixth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Sixth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Sixth Issuer Notes; and

     (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Sixth Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Sixth Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Sixth Issuer Notes, and, in the case of (b) above, where the relevant classes of the Class A Sixth Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Sixth Issuer Notes denominated in US[USD] or euro shall be the equivalent in sterling at the currency Swap Rate;

     DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

     a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

     HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

     INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

     a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

     PARTY shall be construed as a party to a particular agreement, as the case may be;

     SUBSIDIARY means, (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

     VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

     a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

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     the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 [GBP], STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; [USD], US[USD], DOLLAR or USD denotes the lawful currency for the time being of the United States of America and [EUR], EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Sixth Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Sixth Issuer Master Definitions and Construction Schedule is expressed to be incorporated or to which this Sixth Issuer Master Definitions and Construction Schedule is expressed to apply:

     (a) words denoting the singular number only shall include the plural number also and vice versa;

     (b)  words denoting one gender only shall include the other genders;

     (c) words denoting persons only shall include firms and corporations and vice versa;

     (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

     (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

     (f) clause, paragraph and schedule headings are for ease of reference only;

     (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

     (h) reference to a time of day shall be construed as a reference to London time; and

     (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Sixth Issuer Agreements that does not appear in this Sixth Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), unless otherwise defined therein and unless the context otherwise requires. In the event of a conflict between the definitions set out in this Sixth Issuer Master Definitions and Construction Schedule and the definitions set out in the Amended and Restated Master

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     Definitions and Construction Schedule, unless contrary intention appears, the definitions in the Sixth Issuer Master Definitions and Construction Schedule shall prevail.

3.   GOVERNING LAW AND JURISDICTION

     This Sixth Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

























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                                   SIGNATORIES

Signed for the purposes of identification by         )
ALLEN & OVERY LLP                                    )




Signed for the purposes of identification by         )
SIDLEY AUSTIN BROWN & WOOD                           )





























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